Exhibit 10.17







                                    FORM OF

                                  GROUND LEASE

                           dated as of _________, 1998

                                     between

                         ------------------------------

                                   ("Lessor")

                                       and

                     ---------------------------------------

                                   ("Lessee")




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                                Table of Contents

                  Preamble - Parties and Addresses
                                                                                                               Page

ARTICLE I DEMISE OF LEASED LAND...................................................................................1

         1.01.  Description of Leased Land........................................................................1
         1.02.  Land Subject to Liens, Encumbrances, and Other Conditions.........................................1

ARTICLE II TERM AND RENT..........................................................................................1

         2.01.  Term of Lease.....................................................................................1
         2.02.  Holdover..........................................................................................1
         2.03.  Rent..............................................................................................1
         2.04.  Additional Rent...................................................................................2
         2.05.  Intentionally Omitted.............................................................................2

ARTICLE III USE AND CONSTRUCTION OF IMPROVEMENTS..................................................................2

         3.01.  Primary Use.......................................................................................2
         3.02.  Lessee's Right to Construct Buildings and Other Improvements......................................2
         3.03.  Lessor's Assistance With Zoning and Building Permits..............................................3

ARTICLE IV OPERATING COSTS AND IMPOSITIONS........................................................................3

         4.01.  Rent to Be Absolutely Net.........................................................................3
         4.02.  Definition of Operating Costs.....................................................................3
         4.03.  Definition of Impositions.........................................................................4

ARTICLE V LAWS AND GOVERNMENTAL REGULATIONS.......................................................................4

         5.01.  Compliance With Legal Requirements................................................................4
         5.02.  Contest of Legal Requirements.....................................................................4

ARTICLE VI LIENS AND ENCUMBRANCES.................................................................................4

         6.01.  Creation Not Allowed..............................................................................4
         6.02.  Discharge After Filing or Imposition..............................................................4
         6.03.  Lessor Not Liable for Labor, Services, or Materials Furnished to Lessee...........................5

ARTICLE VII INSURANCE AND INDEMNITY...............................................................................5

         7.01.  Fire and Extended Coverage........................................................................5
         7.02.  Property and Personal Injury Liability Insurance..................................................6
         7.03.  Construction Liability Insurance..................................................................6
         7.04.  Certificates of Insurance.........................................................................7
         7.05.  Indemnification of Lessor.........................................................................7

ARTICLE VIII DAMAGE OR DESTRUCTION OF IMPROVEMENTS................................................................7

         8.01.  Damage or Destruction; Option to Terminate or Repair..............................................7

ARTICLE IX CONDEMNATION...........................................................................................8

         9.01.  Interests of Parties..............................................................................8
         9.02.  Termination on Total Taking.......................................................................8
         9.03.  Termination on Partial Taking.....................................................................9
         9.04.  Continuation With Rent Abatement After Partial Taking.............................................9
         9.05.  Voluntary Conveyance..............................................................................9

ARTICLE X LEASEHOLD MORTGAGES.....................................................................................9

         10.01.  Leasehold Mortgages Permitted....................................................................9
         10.02.  Provisions for Benefit of Leasehold Mortgagees...................................................9
         10.03.  Notice of Default Served on Leasehold Mortgagees................................................10
         10.04.  Monetary Default................................................................................10
         10.05.  Curable Nonmonetary Default.....................................................................10
         10.06.  Noncurable Default..............................................................................10
         10.07.  Mortgagee's Option to Obtain New Lease..........................................................11
         10.08.  Terms and Conditions of New Lease...............................................................11
         10.09.  Obligations of New Lessee.......................................................................11
         10.10.  Performance of Terms by Leasehold Mortgagee.....................................................11
         10.11.  Assignment of Lease or New Lease by Leasehold Mortgagee.........................................11
         10.12.  Written Consent of Leasehold Mortgagees.........................................................12
         10.13.  Leased Land as Security for Loans...............................................................12
         10.14.  Lessor's Subordination of Fee Interest and Cooperation With Lessee..............................12
         10.15.  Subordination of This Lease.....................................................................13
         10.16.  Use of Loan Proceeds............................................................................13
         10.17.  Right to Terminate Lease........................................................................13

ARTICLE XI DEFAULT...............................................................................................13

         11.01.  Events of Default...............................................................................13
         11.02.  Notice of Election to Terminate Lessee's Possession.............................................14
         11.03.  Lessor's Entry After Termination of Lessee's Possession.........................................14
         11.04.  Lessee's Liability for Accrued Rent.............................................................14
         11.05.  Reletting Land and Improvements.................................................................15
         11.06.  Rent From Reletting.............................................................................15
         11.07.  Costs Incurred Due to Breach....................................................................15

ARTICLE XII EXPIRATION OF TERM...................................................................................15

         12.01.  Lessee's Delivery of Possession After Termination or Expiration.................................15
         12.02.  Lessee's Removal of Movable Objects.............................................................15

ARTICLE XIII GENERAL PROVISIONS..................................................................................16

         13.01.  No Waiver of Breach by Lessor's Actions.........................................................16
         13.02.  Waiver of Any Provision Must Be Written.........................................................16
         13.03.  Entire Agreement................................................................................16
         13.04.  Notices.........................................................................................16
         13.05.  Lessor's Entry and Inspection of Premises.......................................................17
         13.06.  Partial Invalidity or Unenforceability..........................................................17
         13.07.  Meaning of Term "Lessor"........................................................................17
         13.08.  Satisfaction of Judgment Against Lessor.........................................................17
         13.09.  Individuals Benefited by Lease..................................................................17
         13.10.  Assignment and Subletting.......................................................................18
         13.11.  Attornment of Sublessee.........................................................................18
         13.12.  Quiet Enjoyment.................................................................................18

ARTICLE XIV DOCUMENTATION AND RECORDING OF LEASE.................................................................18

         14.01.  Estoppel Certificates...........................................................................18
         14.02.  Memorandum of Lease and Recording...............................................................19



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                                                        21

                                  GROUND LEASE

         This ground lease ("Lease") is made on the____ day of _____________, 1998, between _________________, a _____________________ ("Lessor"), with a
principal    place   of   business   at    _____________________________;    and
___________________,  a ___________________,  ("Lessee"), with a principal place of business at
-------------------------------------.


                                    ARTICLE I
                              DEMISE OF LEASED LAND

         1.01.  Description of Leased Land.

         Lessor leases to Lessee, and Lessee rents and accepts from Lessor, a parcel of land in the town of ____________, County of _________________, State of ________________________, consisting of approximately ____ acres ("Leased Land"), more particularly described in Exhibit A, attached hereto and made apart hereof, together with all appurtenances and rights of way pertaining thereto and all improvements constituted thereon pursuant to the terms of this Lease or otherwise.

         1.02.  Land Subject to Liens, Encumbrances, and Other Conditions.

         This Lease and the Leased Land are subject to all present liens, encumbrances, conditions, rights, easements, restrictions, rights of way, covenants, other matters of record, and zoning and building laws, ordinances, regulations, and code affecting or governing the Leased Land or that may affect and govern the Leased Land after the execution of this Lease, and all matters that may be disclosed by inspection or survey.


                                   ARTICLE II
                                  TERM AND RENT

         2.01.  Term of Lease.

     Lessee's obligation to pay rent and occupy the Leased Land in accordance with this Lease shall be for a term of ____ years ("Term"), commencing on ___________, 199___, and ending on ____________, 20___. Unless terminated at an earlier date for any reason set forth in this Lease.

         2.02.  Holdover.

         If Lessee holds over after the expiration of the Lease Term and continues to pay Rent without objection from Lessor, then Lessee's tenancy shall be from month to month on all the terms and conditions of this Lease.

         2.03.  Rent.

         Lessee shall pay rent to Lessor ("Base Rent"), without notice or demand and without abatement, reduction, or set-off for any reason, at the office of Lessor or any other place that Lessor may designate in writing. The Base Rent shall be ____________________________ Dollars ($___________) per year.

         2.04.  Additional Rent.

         Lessee covenants and agrees to pay, as additional rent (herein sometimes called "Additional Rent"), all sums of money or charges of whatsoever kind, nature or description, if any, as shall be required to be paid by Lessee pursuant to the terms of this Lease, whether or not the same is specifically designated herein as additional rent. Whatever used in this Lease, the term "Rent" means, collectively, the Base Rent and Additional Rent. The term Additional Rent is being used herein only for the purpose of preserving Lessor's statutory and legal remedies to collect the same and for other similar purposes, and not for the purpose of characterizing the same for purposes of, or to make the same subject to, any federal, state or local taxes including, without limitation, any tax on rental, or gross receipts, or the like. Nonetheless, in the event such a tax is imposed on any given item of Additional Rent, Lessee agrees to pay said tax or to reimburse the Lessor for the payment of such taxes paid by Lessor.

         2.05.  Intentionally Omitted.


                                   ARTICLE III
                      USE AND CONSTRUCTION OF IMPROVEMENTS

         3.01.  Primary Use.

         Lessee shall have the right to use the Leased Land for any lawful purposes. In this connection, and without detracting from the foregoing, it is understood and agreed that the primary purpose for which the Leased Land has been leased is for the development and construction of buildings for commercial purposes.

         3.02.  Lessee's Right to Construct Buildings and Other Improvements.

         Lessee shall have the right to construct structures, buildings, and other improvements ("Improvements") on the Leased Land, at Lessee's sole cost and expense, without the prior approval of Lessor. In connection with any construction, Lessee shall be permitted to grade, level, and fill the land, remove trees and shrubs, install roadways and walkways, and install utilities, provided all of the foregoing serve the Improvements erected on the Leased Land. Lessee agrees to protect all pavements curbs, gutters, walks, shoulders and utility structures within or adjacent to the Leased Land from damage, and agrees to keep pedestrian and road rights-of-way and drives clear of equipment and building materials to the extent such matters are within Lessee's reasonable control. Lessee agrees to confine its construction activities to the area within the boundary lines of the Land and to take all reasonably necessary precaution to protect adjacent property from damage. Lessor shall have no liability for any costs or expenses in connection with the construction of Improvements on the Leased Land, and Lessee agrees to indemnify, protect and hold harmless Lessor from any claims that may be made against Lessor in connection therewith.

         3.03.  Lessor's Assistance With Zoning and Building Permits.

         Lessor shall assist Lessee in applying for and obtaining any zoning changes or variances, use permits, or building permits necessary for the construction of buildings or other improvements on the Leased Land.


                                   ARTICLE IV
                         OPERATING COSTS AND IMPOSITIONS

         4.01.  Rent to Be Absolutely Net.

         The Base Rent paid to Lessor in accordance with Article II of this Lease shall be absolutely net to Lessor. This means that, in addition to the Base Rent, Lessee shall pay all "Operating Costs" and "Impositions," defined in Paragraphs 4.02 and 4.03, below, in connection with the Leased Land.

         4.02.  Definition of Operating Costs.

         "Operating Costs" shall include, but shall not be limited to, all expenses paid or incurred in connection with the following:

     (1) Repairs, maintenance, replacements, painting, and redecorating.

     (2) Landscaping.

     (3) Snow removal.

     (4) Insurance.

     (5) Heating, ventilating, and air conditioning repair and maintenance.

     (6) Water, sewer, gas, electricity, fuel oil, and other utilities.

     (7) Rubbish removal.

     (8) Supplies and sundries.

     (9) Sales or use taxes on supplies or services.

    (10) Costs    of  wages  and  salaries  for  all  persons   engaged  in  the
         operation,   maintenance,  and  repair  of  the  Leased  Land,
         including fringe benefits and Social Security taxes.

    (11) All      other expenses,  whether or not mentioned in this Lease,  that are incurred with regard to operation of the Leased Land, including any replacements if necessary for repairs and maintenance or otherwise.

         4.03.  Impositions.

         "Impositions" shall include all payments, penalties, fees, taxes, fines and levies that result from construction activities or the operation of the premises on the Leased Land, all real estate property taxes, assessments, and other governmental charges that are laid, assessed, levied, or imposed on the Leased Land and become due and payable during the term of this Lease, or any lien that arises during the time of this Lease on the Leased Land and Improvements, any portion of these, or the sidewalks or streets in front of or adjoining the Leased Land and Improvements.


                                    ARTICLE V
                        LAWS AND GOVERNMENTAL REGULATIONS

         5.01.  Compliance With Legal Requirements.

         Lessee shall promptly comply with all laws and ordinances, and all orders, rules, regulations, and requirements of federal, state, and municipal governments and appropriate departments, commissions, boards, and officers of these governments ("Legal Requirements") applicable to the Leased Land and the occupancy and use thereof throughout the term of this Lease, and without cost to Lessor. Lessee shall promptly comply with these Legal Requirements whether they are foreseen or unforeseen, or ordinary or extraordinary.

         5.02.  Contest of Legal Requirements.

         Lessee shall have the right, after prior written notice to Lessor, to contest the validity of any Legal Requirements or Impositions by appropriate legal proceedings, provided Lessor shall not be subject to any criminal or civil liability as a result of any legal contest. Lessee shall indemnify and hold Lessor harmless from all loss, claims, and expenses, including reasonable attorneys' fees, as a result of Lessee's failure to comply with Legal Requirements or Impositions or any contest relating to Legal Requirements or Impositions.


                                   ARTICLE VI
                             LIENS AND ENCUMBRANCES

         6.01.  Creation Not Allowed.

         Lessee shall not create, permit, or suffer any mechanics' or other lien or encumbrance on or affecting the Leased Land or the fee estate or reversion of Lessor except as specifically permitted in this Lease.

         6.02.  Discharge After Filing or Imposition.

         If any lien or encumbrance shall at any time be filed or imposed against the Leased Land or the fee estate or reversion of Lessor, Lessee shall cause the lien or encumbrance to be discharged of record within forty-five days after notice of the filing or imposition by payment, deposit, bond, order of a court of competent jurisdiction, or as otherwise permitted by law. If Lessee shall fail to cause the lien or encumbrance to be discharged within the forty-five day period, then in addition to any other right or remedy of Lessor, Lessor shall be entitled but not obligated to discharge the lien or encumbrance either by paying the amount claimed to be due or by procuring the discharge by deposit or by bonding proceedings. In any event, Lessor shall be entitled to compel the prosecution of an action for the foreclosure of any lien or encumbrance by the lien or and to pay the amount of the judgment for and in favor of the line or with interest, costs, and allowances if Lessor elects to take this action. All amounts paid by Lessor and all of its costs and expenses in connection with the actions taken by Lessor, including court costs, reasonable attorneys' fees, and interest at the highest legal rate in effect at the time these moneys are due, shall be deemed to be additional rent under this Lease and shall be paid by Lessee to Lessor promptly on demand by Lessor.

          6.03. Lessor Not Liable for Labor, Services, or Materials Furnished to Lessee.

         Lessor shall not be liable for any labor, services, or materials furnished or to be furnished to Lessee or to any sublessee in connection with any work performed on or at the Leased Land, and no mechanics' lien or other lien or encumbrance for any labor, services, or materials shall attach to or affect Lessor's fee estate or reversion in the Leased Land.


                                   ARTICLE VII
                             INSURANCE AND INDEMNITY

         7.01.  Fire and Extended Coverage.
         At all times during the Term of this Lease, Lessee shall maintain, at its sole cost, insurance covering the Improvements, including, without limitation, all Improvements now located on the Leased Land or that may be erected on the Leased Land, against loss or damage by fire, vandalism, malicious mischief, windstorm, hail, smoke, explosion, riot, civil commotion, vehicles, aircraft, flood, or earthquake, together with any other insurance that Lessor may require from time to time. The insurance shall be carried by insurance companies authorized to transact business in the State where the Leased Land is situated, selected by Lessee and approved by Lessor and any Lender under Article X of this Lease. In addition, the following conditions shall be met:

                  (a) The insurance shall be in amounts no less than One Hundred Percent (100%) of the replacement cost of the buildings and other improvements, exclusive of foundations and below-ground improvements (but sufficient to satisfy the requirements of any coinsurance clause).

                  (b) The insurance shall be maintained for the mutual benefit of Lessor and Lessee, any succeeding owners of the fee title in the Leased Land, and any successors and assigns of this Lease. The insurance policy or policies shall name both Lessor and Lessee as insureds.

                  (c) Any and all fire or other insurance proceeds that become payable at any time during the term of this lease because of damage to or destruction of any Improvements on the Leased Land shall be paid to Lessee and applied by Lessee toward the cost of repairing, restoring, and replacing the damaged or destroyed Improvements in the manner required by
                           Article VIII of this Lease. However, if Lessee elects to exercise the option given under Article VIII of this Lease to terminate this Lease because of damage to or destruction of Improvements, then any and all fire or other insurance proceeds that become payable because of that damage or destruction shall be applied as follows:

                           (1) Proceeds shall be applied first toward the reduction of the unpaid principal balance of any and all obligations secured pursuant to
                                    Article X of this Lease.

                           (2) The balance of the proceeds, if any, shall be paid to Lessor to compensate Lessor, at least in part, for the loss to the fee estate of value of the damaged or destroyed Improvements.

         7.02.  Property and Personal Injury Liability Insurance.

         At all times during the Term of this Lease, Lessee shall maintain, at its sole cost, comprehensive broad-form general public liability insurance against claims and liability for personal injury, death, and property damage arising from the use, occupancy, disuse, or condition of the Leased Land and Improvements, and adjoining areas. The insurance shall be carried by insurance companies authorized to transact business in the State where the Leased Land is situated, selected by Lessee and approved by Lessor and any Lender under Article X of this Lease. In addition, the following conditions shall be met:

                  (a)      The  insurance  provided  pursuant to this  Paragraph
                           7.02 shall be in an amount no less than $1,000,000 for property damage, and in an amount no less than $1,000,000 for one person and $1,000,000 for one accident for personal injury.

                  (b) The insurance shall be maintained for the mutual benefit of Lessor and Lessee, any succeeding owners of the fee title in the Leased Land, and any successors and assigns of this Lease. The insurance policy or policies shall name both Lessor and Lessee as insureds.

                  (c) The amounts of insurance shall be increased as Lessor may reasonably require from time to time to account for inflation, or generally increased insurance settlements or jury verdicts.

         7.03.  Construction Liability Insurance.

         Lessee agrees to obtain and maintain (to the extent reasonably procurable) construction liability insurance at all times when demolition, excavation, or construction work is in progress on the Leased Land. This insurance shall be carried by insurance companies authorized to transact business in the State where the Leased land is situated, selected by Lessee and approved by Lessor, and shall be paid for by Lessee. The insurance shall have limits of no less than $1,000,000 for property damage, and $1,000,000 for one person and $1,000,000 for one accident for personal injury. The insurance shall be maintained for the mutual benefit of Lessor and Lessee, as well as any succeeding owners of the fee title in the Leased Land, and any successors and assigns of this Lease, against all liability for injury or damage to any person or property in any way arising out of demolition, excavation, or construction work on the premises. The insurance policy or policies shall name both Lessor and Lessee as insureds.

         7.04.  Certificates of Insurance.

         Lessee shall furnish Lessor with certificates of all insurance required by this Article VII. Lessee agrees that if it does not keep this insurance in full force and effect, Lessor may notify Lessee of this failure, and if Lessee does not deliver to Lessor certificates showing all of the required insurance to be in full force and effect within ten days after this notice, Lessor may, at its option, take out and pay the premiums on the insurance needed to fulfill Lessee's obligations under the provisions of this Article VII. On demand from Lessor, Lessee shall reimburse Lessor the full amount of any insurance premiums paid by Lessor, with interest at the rate of ten percent (10%) per annum from the date of Lessor's demand until reimbursement by Lessee.

         7.05.  Indemnification of Lessor.

         Lessor shall not be liable for any loss, damage, or injury of any kind or character to any person or property arising from any use of the Leased Land or Improvements, or caused by any defect in any building, structure, equipment, facility, or other improvement on the Leased Land, or caused by or arising from any act or omission of Lessee, or any of its agents, employees, licensees, or invitees, or by or from any accident, fire, or other casualty on the land, or occasioned by the failure of Lessee to maintain the premises in safe condition. Lessee waives all claims and demands on its behalf against Lessor for any loss, damage, or injury, and agrees to indemnify and hold Lessor entirely free and harmless from all liability for any loss, damage, costs, or injury of other persons, and from all costs and expenses arising from any claims or demands of other persons concerning any loss, damage, or injury, caused other than by the negligent or intentional act or omission of Lessor.


                                  ARTICLE VIII
                      DAMAGE OR DESTRUCTION OF IMPROVEMENTS

         8.01. Damage or Destruction; Option to Terminate or Repair.

         There shall be no abatement or reduction in Rent should any of the Lessee's Improvements on the Leased Land be totally or partially destroyed by fire, casualty or any other losses whether insured or not, and regardless of whether rendered untenable or not, unless this Lease shall be terminated as herein provided (in which event all Rent thereafter accruing shall cease as of the date of termination). In the event that the Leased Land, the Improvements, or any part of them are damaged or destroyed by any cause whatsoever, Lessee may elect either of the following options:

         (1) If this Lease shall not be terminated as hereinafter provided, then in the event of any loss, Lessee's Improvements shall be promptly and diligently restored and reconstructed by Lessee, at its sole cost and expense and regardless of whether available insurance proceeds are sufficient, and this Lease shall remain in full force and effect. Lessee shall commence such reconstruction and restoration promptly after the date of the loss or damage, but in no event later than sixty (60) days thereafter. Lessee shall complete all restoration and reconstruction as soon as possible but in any event within six
                  (6) months after the date such work is commenced as aforesaid, subject, however, to extension by the number of days Lessee is delayed by strikes shortages of material or labor, abnormal weather or other cause beyond Lessee's reasonable control.

         (2) In the event that such portion of the Lessee's building(s) as would cost more than fifty percent (50%) of the then current replacement cost thereof to repair is destroyed by any loss during the last year of the Term, then this Lease may be terminated, at Lessee's option, upon notice given by Lessee within ninety (90) days of the date of the occurrence of such damage or destruction. Any repaid Rent attributable to the period after the date of Lessee's notice shall be refunded to Lessee by Lessor and Lessee shall pay over or assign, as the case may be, to Lessor the insurance proceeds actually received or to be received by Lessee with respect to such casualty together with the deductible amount specifically attributable to the Lessee's improvements.


                                   ARTICLE IX
                                  CONDEMNATION

         9.01.  Interests of Parties.

         If the Leased Land and Improvements or any part of these premises is taken for public or quasi-public purposes by condemnation in any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Lessor and Lessee in the award or consideration for the taking or transfer and the effect of the taking or transfer on this Lease shall be governed by this
Article IX.

         9.02.  Termination on Total Taking.

         If all or substantially all of the Leased Land and Improvements are taken or transferred as described in Paragraph 9.01, this Lease and all of the rights, title, and interest under this Lease shall cease on the date title to the Leased Land and Improvements vests in the condemning authority, and the proceeds of the condemnation shall be divided between Lessee and Lessor 85% and 15%, respectively. For purposes of this Article IX, "all or substantially all of the Leased Land and Improvements" shall be deemed to have been taken if 40 percent or more of the gross floor area of all Improvements is taken and cannot be restored or repaired so as to be suitable for the conduct of the business conducted on the Leased Land and Improvements prior to the taking.

         9.03.  Termination on Partial Taking.

         If less than all or substantially all of the Leased Land and Improvements is taken or transferred as described in Paragraph 9.01, and if in Lessee's opinion the remainder of the Leased Land and Improvements is in a location, or in a form, shape, or reduced size that makes it impossible for Lessee to effectively and practicably operate Lessee's business on the remaining Leased Land and Improvements, then this Lease shall terminate on the date title to the portion of the Leased Land and Improvements taken or transferred vests in the condemning authority. The proceeds of the condemnation shall be divided between Lessee and Lessor 85% and 15%, respectively.

         9.04.  Continuation With Rent Abatement After Partial Taking.

         If less than all or substantially all of the Leased Land and Improvements is taken or transferred as described in Paragraph 9.01, and if in Lessee's opinion the remainder of the Leased Land and Improvements is in a location and a form, shape, or size that makes it possible for Lessee to effectively and practicably operate Lessee's business on the remaining Leased Land and Improvements, this Lease shall terminate as to the portion of the Leased Land and Improvements taken or transferred as of the date title to the portion vests in the condemning authority. However, this Lease shall continue in full force and effect as to the portion of the Leased Land and Improvements not taken or transferred. From and after the date of taking or transfer, the rent required to be paid by Lessee to Lessor shall be reduced during the unexpired portion of this Lease by that proportion of the annual rent that the value of the part of the Leased Land and Improvements taken or transferred bears to the value of the total Leased Land and Improvements. These values shall be determined as of the date immediately before any actual taking. The proceeds of the condemnation shall be divided 85% to Lessee and 15% to Lessor.

         9.05.  Voluntary Conveyance.

         Nothing in this Article IX prohibits Lessor from voluntarily conveying all or part of the Leased Land and Improvements to a public utility, agency, or authority under threat of a taking under the power of eminent domain. Any voluntary conveyance shall be treated as a taking within the meaning of this
Article IX.


                                    ARTICLE X
                               LEASEHOLD MORTGAGES

         10.01.  Leasehold Mortgages Permitted.

         Except as specifically provided otherwise in this Lease, Lessee shall be permitted to mortgage Lessee's leasehold interest in the Leased Land without Lessor's consent or approval.

         10.02.  Provisions for Benefit of Leasehold Mortgagees.

         Lessor agrees that the provisions set forth in this Article X shall apply to, and be for the benefit of, any mortgagee of Lessee's leasehold interest in the Leased Land, whose mortgage is a first lien or second lien on Lessee's leasehold interest ("Leasehold Mortgagee"). Lessor shall be served with a copy of the mortgage ("Leasehold Mortgage") certified to be true by the Leasehold Mortgagee and a certified true copy of the title insurance policy insuring the Leasehold Mortgage to be a first or second lien on Lessee's leasehold interest in the Leased Land, or Lessor shall be provided with other proof reasonably satisfactory to Lessor of the priority of the Leasehold Mortgage.

         10.03.  Notice of Default Served on Leasehold Mortgagees.

         No notice of default, as provided in Article XI of this Lease, shall be valid, binding, and effective until the notice is served on all Leasehold
Mortgagees in the manner set forth in this Lease, at the address set forth in the Leasehold Mortgage or the address the Leasehold Mortgagee provides to Lessor according to the provisions set forth in this Lease. The Leasehold Mortgagee shall have a right to cure any defaults of the Lessee under the Lease.

         10.04.  Monetary Default.

         If there is a default due to nonpayment of monetary obligations payable directly by Lessee to Lessor ("Monetary Default"), Lessor shall not exercise any of the rights and remedies provided in Article XI or elsewhere in this Lease, or any remedies provided by law, unless the Monetary Default shall have continued for at least thirty days after notice to all Leasehold Mortgagees.

         10.05.  Curable Nonmonetary Default.

         If there is a curable default other than a Monetary Default ("Curable Nonmonetary Default"), Lessor shall not exercise any of the rights and remedies provided in Article XI or elsewhere in this Lease, or any remedies provided by law, unless the Curable Nonmonetary Default shall have continued for at least thirty days after notice to all Leasehold Mortgagees. However, if it is not reasonably possible to cure the default within thirty days, then the time period for curing the Curable Nonmonetary Default shall be extended, provided that the default is cured as expeditiously as practicable by actions undertaken diligently and in good faith.

         10.06.  Noncurable Default.

         If there is a default due to bankruptcy, insolvency, or any other noncurable default ("Noncurable Default"), Lessor shall not exercise any of the rights and remedies provided in Article XI or elsewhere in this Lease, or any remedies provided by law, if within thirty days after notice of default a Leasehold Mortgagee notifies Lessor that it will foreclose its Leasehold Mortgage, and that Leasehold Mortgagee diligently and continuously commences and prosecutes to completion foreclosure proceedings and sale of Lessee's leasehold interest in the Leased Land, or causes that leasehold interest to be conveyed and assigned in lieu of foreclosure. However, nothing contained in this Paragraph 10.06 shall prohibit Lessor from exercising its rights and remedies pursuant to Article XI or other parts of this Lease (subject to the other Paragraphs of this Article X), or any remedies provided by law, should there occur a Monetary Default or Curable Nonmonetary Default after the occurrence of a Noncurable Default.

         10.07.  Mortgagee's Option to Obtain New Lease.

         If this Lease is terminated due to a default pursuant to Article XI, Lessor shall serve notice of this termination on all Leasehold Mortgagees, specifying all sums of money then due and payable under this Lease and specifying any other default then existing. Each Leasehold Mortgagee shall have the option of obtaining a new lease ("New Lease") on terms set forth in Paragraph 10.08; this option shall be waived if it is not exercised within twenty days after the Leasehold Mortgagee receives notice of termination. If more than one Leasehold Mortgagee elects to obtain a New Lease, this New Lease shall be entered into with the Leasehold Mortgagee holding the Leasehold Mortgage senior in priority.

         10.08.  Terms and Conditions of New Lease.

         The New Lease entered into between Lessor and Leasehold Mortgagee as the New Lessee shall contain terms identical to the terms of this Lease, except that the commencement date of the New Lease shall be the date of termination of this Lease, and the term of the New Lease shall be equal to the remaining term of this Lease.

         10.09.  Obligations of New Lessee.

         The New Lease shall be subject to the following terms:

         (1) All Monetary Defaults and Curable Nonmonetary Defaults shall be cured by the New Lessee.

         (2) Effectiveon commencement of the term of the New Lease, all subleases shall be assigned without recourse by Lessor to the New Lessee.

         (3) All fees and expenses, including reasonable counsel fees, incurred by Lessor in connection with Lessee's defaults, termination of this Lease, recovery of possession, negotiations with Leasehold Mortgagees, and preparation and execution of the New Lease, shall be paid by the New Lessee.

         10.10.  Performance of Terms by Leasehold Mortgagee.

         Lessor shall accept performance of the terms of this Lease or a New Lease by a Leasehold Mortgagee, or any agent, nominee, or designee of a Leasehold Mortgagee, as if the terms were performed by Lessee.

         10.11.  Assignment of Lease or New Lease by Leasehold Mortgagee.

         If any Leasehold Mortgagee shall enter into a New Lease or acquire Lessee's leasehold interest in the Leased Land by foreclosure or otherwise, and then Leasehold Mortgagee assigns or otherwise conveys its interest in this Lease or the New Lease, on that assignment or conveyance the Leasehold Mortgagee shall be discharged and relieved from all liability for performance of the terms of this Lease or the New Lease subsequently accruing, but nothing contained in this Lease shall relieve the Leasehold Mortgagee from its liabilities and obligations accruing before the assignment or conveyance.

         10.12.  Written Consent of Leasehold Mortgagees.

         This Lease shall not be modified or amended, nor shall it be voluntarily terminated by Lessor and Lessee, without the prior written consent of all Leasehold Mortgagees.

         10.13.  Leased Land as Security for Loans.

         It is the understanding and agreement of Lessee and Lessor that, Lessee having agreed to construct Improvements on the Leased Land, all of the Leased Land will be used as security for any loan, temporary or permanent, required to construct these Improvements. This financing, which may be evidenced by one or more promissory notes secured by one or more mortgages, shall not at any one time constitute a lien against the Leased Land and Improvements in excess of an amount equal to the appraised value of the Land and Improvements.

          10.14. Lessor's Subordination of Fee Interest and Cooperation With Lessee.

         It is agreed by Lessor and Lessee that Lessor will subordinate its interest in the Leased Land to the financing described in the paragraph above, and that Lessor will cooperate with Lessee in obtaining this financing. Lessor further agrees to execute any instrument, including notes, mortgages, or other evidences of indebtedness reasonable required in connection with this financing, provided that:

                  (a) The loan instruments executed by Lessor, Lessee, or both, shall expressly provide that as to Lessor, the mortgagee, payee, or obligee, as the case may be, shall look solely to the security of the Leased Land for the payment of the indebtedness evidenced by this instrument, and will not seek to collect the indebtedness from, or obtain a deficiency judgment against, Lessor or from Lessor's assigns, successors, or representatives.

                  (b) No costs, fees, title insurance charges, recording fees, taxes, legal fees, or expenses of any kind incurred or payable in connection with the indebtedness and the encumbrance shall be the obligation of Lessor, and Lessor shall not be required to pay any of these. The provision of this Subparagraph (b) shall also be included in, and made a part of, any loan instrument executed by Lessor, Lessee, or both.

                  (c) Lessor and Lessee agree that, other than as set forth above, both Lessor and Lessee must approve the terms of financing and that the Lender or Lenders may wish to approve the terms and provisions of this Lease, and Lessor and Lessee agree to amend the terms of this Lease to accommodate the reasonable requests of such Lenders. Lessor and Lessee agree that their signatures appearing on any loan instrument shall constitute acceptance of the terms and conditions set forth in that loan instrument, and that if provisions are incorporated in the loan instrument with wording conveying substantially the same meaning as set out in this paragraph, that shall constitute compliance with these provisions and conditions.

         10.15.  Subordination of This Lease.

         It is agreed by Lessor and Lessee that this Lease may be subordinated by Lessee to any Lender for the purpose of obtaining a loan for the construction of improvements on the Leased Land.

         10.16.  Use of Loan Proceeds.

         It is further agreed by Lessor and Lessee that all loan proceeds for which the Leased Land serves as security shall be used for the benefit of the Leased Land, and for the construction, maintenance, or repair of the Leased Land, and not for the personal use or benefit of the borrower or any principal of the borrower.

         10.17.  Right to Terminate Lease.

         Should Lessor or Lessee fail to approve any terms of the available financing other than those terms approved in this Lease, or should Lessor or Lessee refuse to approve any changes in this lease required by the Lenders, then Lessor or Lessee shall have the right to terminate this Lease on sixty days' written notice to the other. After the giving of notice, this Lease shall become void and of no effect on the expiration of the number of days specified.


                                   ARTICLE XI
                                     DEFAULT

         11.01.  Events of Default.

                  (a)      Any one or more of the events listed in Subparagraphs
                           (b)  through  (f)  of  this  Paragraph   11.01  shall
                           constitute a default under this Lease.

                  (b) Lessee's failure to pay Rent within fifteen days after the Rent becomes due and payable in accordance with the terms, covenants, and agreements of this Lease shall constitute a default under this Lease.

                  (c) Lessee's failure to observe or perform or cause to be observed or performed any other term, covenant, or agreement under this Lease, and continuation of this failure for a period of thirty days after Lessor's written notice to Lessee specifying the nature of Lessee's failure shall constitute a default under this lease. However, a failure as described in this Subparagraph (b) shall not constitute a default if it is curable but cannot with reasonable diligence be cured by Lessee within a period of thirty days, and if Lessee proceeds to cure the failure with reasonable diligence and in good faith.

                  (d) Lessee's abandonment of the leased land and improvements shall constitute a default under this lease. For the purposes of this Lease, "abandonment" shall be defined as Lessee's failure to begin construction of Improvements or operate a commercial facility within one year following the date of this Lease.

                  (e) The occurrence of both of the following events at the date of the commencement of this Lease or during its effective term shall constitute a default under this lease:

                           (1) Filing of a petition in bankruptcy or insolvency, for reorganization or the appointment of a receiver or trustee of all or a portion of Lessee's property, by or against Lessee in any court pursuant to any statute either of the United States or of any state.

                           (2) Lessee's failure to secure a dismissal of the petition within sixty days after its filing.

                  (f)      Lessee's  assignment of the leasehold  interest under
                           this  Lease  for  the  benefit  of  creditors   shall
                           constitute a default under this lease.

         11.02.  Notice of Election to Terminate Lessee's Possession.

         Subject to the provisions of Article X, if any event creating default occurs, Lessor may elect to terminate Lessee's right of possession under this Lease after thirty days from the date of service of notice of the election. If this notice is given, then at the expiration of the thirty days all Lessee's rights, title, and interest in the Leased Land shall expire completely, and Lessee shall quit and surrender the Leased Land and any Improvements erected on the Leased Land to Lessor.

         11.03.  Lessor's Entry After Termination of Lessee's Possession.

         At any time after the termination of Lessee's right of possession under this Lease pursuant to Paragraph 11.02 of this Lease, Lessor may enter and possess the Leased Land and Improvements by summary proceedings, ejectment, or otherwise, and Lessor may remove Lessee and all other persons and property from the Leased Land and Improvements. If Lessor takes the actions described in this Paragraph 11.03, Lessor may then possess the Leased Land and Improvements and assume the right to receive all rents, income, and profits from the Leased Land and Improvements, and Lessor may also sell any of the Improvements.

         11.04.  Lessee's Liability for Accrued Rent.

         The expiration of this Lease or termination of Lessee's right of possession pursuant to Paragraphs 2.01 or 11.02 shall not relieve Lessee of its liability and obligation to pay the rent and any other charges accrued prior to these events, or relieve Lessee of liability for damages for breach. These liabilities and obligations of Lessee shall survive any expiration or termination of the Lease or any entry and possession by Lessor.

         11.05.  Reletting Land and Improvements.

         After the expiration of this Lease or termination of Lessee's right of possession under this Lease pursuant to Paragraphs 2.01 or 11.03, Lessor shall use reasonable efforts to mitigate damages by reletting the Leased Land and Improvements, in whole or in part, either in its own name or as agent of Lessee, for a term or terms that, at Lessor' s option, may be for the remainder of the then-current term of this Lease or for any longer or shorter period.

         11.06.  Rent From Reletting.

         Lessee shall be entitled to a credit if the rent received on reletting exceeds the rent required pursuant to this Lease. Lessee shall remain liable for the difference between the rent reserved under this Lease, and the rent collected and received, if any, by Lessor during the remainder of the unexpired term. Lessor shall have the option of collecting the deficiency between the rent reserved and the rent collected in monthly payments as these payments become due and payable, or of receiving in advance the deficiency for the remainder of the term reduced to present value at the rate of eight percent per year.

         11.07.  Costs Incurred Due to Breach.

         Lessee expressly agrees to pay all expenses that Lessor may incur for reasonable attorneys' fees or brokerage commissions, and all other costs paid or incurred by Lessor for enforcing the terms and provisions of this Lease, reletting the Leased Land and Improvements, restoring the Leased Land and Improvements to good order and condition, altering, decorating, repainting or otherwise repairing the same for reletting, and for maintaining the Leased Land and Improvements.


                                   ARTICLE XII
                               EXPIRATION OF TERM

         12.01. Lessee's Delivery of Possession After Termination or Expiration.

         On the expiration date of this Lease as set forth in Paragraph 2.01, or the termination of Lessee's possession under this Lease pursuant to Paragraph 11.03, or any entry or possession of the Leased Land and Improvements by Lessor pursuant to Paragraph 11.04 (collectively referred to as the Expiration Date ), Lessee shall promptly quit and surrender the Leased Land and Improvements, and deliver to Lessor actual possession and ownership of the Leased Land and Improvements in good order, condition, and repair.

         12.02.  Lessee's Removal of Movable Objects.

         Lessee shall have the right to remove from the Leased Land and Improvements all movable trade fixtures, movable equipment, and articles of personal property used or procured for use in connection with the operation of its business on or before the Expiration Date, provided that Lessee shall promptly repair, or cause to be repaired, any damage resulting to the Leased Land or Improvements by reason of this removal. Any trade fixtures, equipment, or articles of personal property of Lessee that remain at or on the Leased Land after the Expiration Date shall be deemed to have been abandoned by Lessee, and may either be retained by Lessor as its property or disposed of by Lessor without accountability to Lessee for the value of these trade fixtures, equipment, or articles of personal property, or any proceeds derived from the sale of these items.


                                  ARTICLE XIII
                               GENERAL PROVISIONS

         13.01. No Waiver of Breach by Lessor's Actions.

         The failure of Lessor to seek redress for violation of, or to insist on the strict performance of any covenant, agreement, term, provision, or condition of this Lease shall not constitute a waiver of the covenant, agreement, term, provision, or condition. The receipt by Lessor of rent with knowledge of the breach of any covenant, agreement, term, provision, or condition of this Lease shall not be deemed a waiver of that breach.

         13.02.  Waiver of Any Provision Must Be Written.

         No provision of this Lease shall be deemed to have been waived, unless the waiver is in writing and signed by the party against whom enforcement is sought. No payment by Lessee or receipt by Lessor of a lesser amount than the rent stipulated in this Agreement shall be deemed to be other than for the payment of rent or other charge owing by Lessee, as Lessor shall elect. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed binding on Lessor or deemed an accord and satisfaction, and Lessor may accept a check or payment from Lessee without prejudice to Lessor's right to recover the balance of the rent or other charges owing by Lessee, and without limitation on Lessor's right to pursue each and every remedy in this Lease or provided by law. Each right and remedy of Lessor provided for in this Lease shall be cumulative and in addition to every other right or remedy provided for in this Lease, or now or later existing at law, in equity, by statute, or otherwise.

         13.03.  Entire Agreement.

         This Lease and the Exhibits annexed to this Lease contain the entire agreement between Lessor and Lessee, and any agreement made after the execution of this Lease between Lessor and Lessee shall be ineffective to change, modify, waive, release, discharge, terminate, or effect a surrender or abandonment of this Lease, in whole or in part, unless that agreement is in writing and signed by the party against whom enforcement is sought.

         13.04.  Notices.

         All notices and demands of any kind that either party may be required or may desire to give to the other in connection with this Lease must be given by registered or certified mail, return receipt requested, with postage fully prepaid, and addressed to the party to be served at the party's address as set forth above. Any notice shall be deemed received on first attempted delivery. Any party may change the address to which notices to that party are to be directed by notice given in the manner provided in this Paragraph 13.04.

         13.05.  Lessor's Entry and Inspection of Premises.

         Lessor, or Lessor's agents or designees, shall have the right to enter the Leased Land and Improvements during reasonable business hours for inspection, or to complete any work that may be necessary because of Lessee's default under any of the terms, covenants, and conditions of this Lease continuing beyond the applicable periods of grace, or to exhibit the Leased Land and Improvements to potential buyers and agents.

         13.06.  Partial Invalidity or Unenforceability.

         If any term, covenant, or condition of this Lease shall be invalid or unenforceable to any extent, the remainder of the terms, covenants, and conditions of this Lease shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

         13.07.  Meaning of Term "Lessor".

         The term "Lessor," as used in this Lease in relation to Lessor's covenants and agreements under this Lease, shall be limited to mean and include only the owner or owners of the fee title to the Leased Land at the time in question. In the event of any conveyance of this fee title, Lessor named in this Lease and each subsequent grantor shall be automatically relieved, at the date of the conveyance, of all liability in respect to the performance of any of Lessor's covenants and agreements remaining to be performed after the date of conveyance, and each grantee shall be bound by all of the covenants and agreements remaining to be performed under the Lease during the time of grantee's ownership.

         13.08.  Satisfaction of Judgment Against Lessor.

         Anything contained in this Lease to the contrary notwithstanding, Lessee agrees to look solely to the Leased Land and Lessor's interest in the Leased Land for the collection and satisfaction of any judgment that Lessee may obtain against Lessor because of Lessor's failure to observe or perform any of its covenants or obligations under this Lease, including, but not limited to, the breach of the covenant of quiet enjoyment, whether express or implied. If Lessee receives any judgment resulting from Lessor's failure to observe or perform any of its covenants or obligations under this Lease, Lessee further agrees not to collect or execute, or attempt to collect or execute, that judgment out of or against any other assets or properties of Lessor.

         13.09.  Individuals Benefited by Lease.

         This Lease shall inure to the benefit of and be binding on Lessor and Lessee and their respective distributees, personal representatives, executors, successors, and assigns except as otherwise provided in this Lease.

         13.10.  Assignment and Subletting.

         This Lease and the term and estate granted by this Lease, or any part of this Lease or that term and estate, may be subleased or assigned, without Lessor's written consent. However, no assignment or subletting shall release or discharge Lessee from the terms of this Lease.

         13.11.  Attornment of Sublessee.

         All subleases shall provide that in the event of cancellation, termination, expiration, or surrender of this Lease, the sublessee will attorn to and recognize Lessor, or any assignee of Lessor, as Lessor under this Lease for the balance then remaining of the term of this Lease, and subject to all terms of this Lease. The provisions of this paragraph 13.11 shall be automatic and no further instrument or document shall be necessary unless required by Lessor or any assignee of Lessor.

         13.12.  Quiet Enjoyment.

         Lessor covenants and agrees that Lessee, on payment of the rent and other charges provided for in this Lease and fulfillment of the obligations under the covenants, agreements, and conditions of this Lease, shall lawfully and quietly hold, occupy, and enjoy the Leased Land during the term of this Lease without any interference from anyone claiming through or under Lessor.


                                   ARTICLE XIV
                      DOCUMENTATION AND RECORDING OF LEASE

         14.01.  Estoppel Certificates.

         Lessor or Lessee shall have the right to request the other party to provide an estoppel certificate, as described below, without charge, at any time on or after twenty days after the requesting party sends a written notice. This estoppel certificate shall consist of a written statement certifying the following information to the requesting party or to any person specified by that party:

         (1) That this Lease is unmodified and in full force and effect; or, if there have been any modifications in this Lease, that this Lease is in full force and effect as modified, specifying the nature of each modification.

         (2) The dates through which the Base Rent, and all Additional Rent and other charges payable under this Lease have been paid.

         (3) Whether the other party to this Lease is in default in the performance or observance of any covenant, agreement, condition, term, or provision contained in this Lease, to the best knowledge of the certifying party, and, if so, specifying the nature of each default the certifying party has knowledge of.

         (4) Any other information with respect to this Lease and the Leased Land that the requesting party shall reasonably request.

         14.02.  Memorandum of Lease and Recording.

         As soon as practicable after execution of this Lease, Lessor and Lessee shall execute, in recordable form, a Memorandum of Lease in the form annexed to this Lease as Exhibit C, and Lessee shall record the Memorandum of Lease in the office of the County Recording Officer of County, Pennsylvania.

         IN WITNESS WHEREOF, Lessor and Lessee have executed and signed this Lease or have caused this Lease to be executed and signed on ____________[date].

                                            ------------------------------------
                                            [LESSOR]


                                            By:   ______________________________





                                            ------------------------------------
                                            [LESSEE]


                                             By:   _____________________________

Commonwealth of  _______________________
County of    ______________________

         I certify that on this ______________________-, personally appeared before me and acknowledged under oath, to my satisfaction, that he is the person who is named in and who executed the foregoing instrument, and that he signed, sealed, and delivered this instrument as his act and deed for the purposes expressed in this instrument.


                                                  ------------------------------
                                                           Notary Public

[Notarial Seal]

Notary Public for the Commonwealth of  ____________________
My commission expires: _____________________




Commonwealth of  _______________________
County of    _______________________

         I certify that on this __________________________, personally appeared before me and acknowledged under oath, to my satisfaction, that he is the person who is named in and who executed the foregoing instrument, and that he signed, sealed, and delivered this instrument as his act and deed for the purposes expressed in this instrument.


                                                   -----------------------------
                                                              Notary Public

[Notarial Seal]

Notary Public for the Commonwealth of   ________________________
My commission expires:   __________________________

                                    EXHIBIT C

                               MEMORANDUM OF LEASE

         THIS IS A MEMORANDUM OF LEASE made as of this day of 19 ________, by and between__________________________, a _____________________having offices at ("Lessor"), and _________________________, a ____________________ ,having offices at _________________________ ("Lessee").


         Lessor and Lessee hereby state and confirm, as a matter of public record, the following:

         1. Lessor and Lessee have entered into an Agreement of Lease dated as of ________________________, 19______, ("Lease"), relating to the lease from the
Lessor to Lessee of a tract of ground comprising approximately____________________________ acres of land, more or less, located in __________________ Township, County, State of ______________, the legal description of which is attached hereto as Exhibit A and made a part hereof ("Ground").

         2. The initial term of the Lease is approximately __________ years, commencing on ___________________ and expiring at 12:00 midnight on
____________________________.

         3. This memorandum is intended for recording purposes only, and does not modify, supersede, diminish, add to or change all or any of the terms of the Lease in any respect.

         IN WITNESS WHEREOF, Lessor and Lessee have executed and acknowledged this Memorandum of Lease, effective as of the date and year first above written.


Lessor:
       --------------------------------




Attest:                                                       By:
       -------------------------------                           ---------------
(Corporate Seal)


------------------------------------
Secretary


Lessee:
        -------------------